EXHIBIT 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the use in the prospectus constituting part of this Registration Statement on Form SB-2 of our report dated September 18, 2002 relating to the financial statements of Adena, Inc, formerly known as Cross Genetic Technologies, Inc., appearing in such prospectus.


                                              /s/ Stokes & Company, P.C.
                                              ----------------------------------
                                              STOKES & COMPANY, P.C.
Washington, D.C.
September 18, 2002